                                                                   Exhibit 10.12

                               CONTRACT OF LEASE

KNOW ALL MEN BY THESE PRESENTS:

     This Contract of Lease, made and executed by and between:

          MX TECHNOLOGY CORPORATION, a corporation organized and existing under Philippine laws, with principal office at 10-D JMT Building, ADB Avenue, Pasig City, Metro Manila, duly represented in this act by its President, Manuel L. Olivan, hereinafter referred to as the "LESSOR";

                                    - and -

          TEMIC RF-TECHNOLOGIES (PHILS.), INC., a corporation duly organized and existing under Philippine laws, with principal office at 2nd Floor, Temic Building, Bagsakan Road, FTI Estate, Taguig, Metro Manila, duly represented in this act by its Chairman & President, Martin Hans Josef Englmeier, hereinafter referred to as the "LESSEE".

             (collectively referred to hereafter as the "PARTIES")


                               WITNESSETH, THAT:

     The LESSOR is the owner of a factory located at the Granville Industrial Complex, Bo. Bancal, Carmona, Cavite;

     The LESSEE desires, and the LESSOR is willing, to lease floor space within the factory consisting of an area of 570 square meters (19 meters x 30 meters), more or less, together with certain facilities and conveniences, hereinafter referred to as the "LEASED PREMISES";

     NOW, THEREFORE, the LESSOR lets and by there presents does hereby let and lease unto the LESSEE the LEASED PREMISES, and the LESSEE hereby accepts the same by way of lease, subject to the following terms and conditions:

     1. THE LEASED PREMISES: The LEASED PREMISES consist of floor space within the factory premises of the LESSOR, containing an area of 570 sq. m., more or less, and includes the following:

       1.1  Electricity                       1.4   Compressed Air

       1.2  Lighting                          1.5   Emergency Power

       1.3  Air Conditioning                  1.6.  One (1) Telephone Line for
                                                    the exclusive use of the
                                                    LESSEE

     The LEASED PREMISES shall also include access to-and-use of the canteen and comfort rooms, janitorial services, and 24-hour security services to safeguard and protect the LESSEE's employees and properties. For purposes of determining electrical consumption on the 570 sq. m. floor space occupied by the LESSEE, the LESSOR to his own account shall install a separate electric meter.

     2. PERIOD: This lease shall be for a term of at least six (6) months and up to one (1) year, commencing on January 1, 1999.

     3. AMOUNT OF RENT: The monthly rental for the LEASED PREMISES as proposed by the LESSOR and accepted by the LESSEE shall be Pesos Two Hundred Fifty per square meter (P250.00/sq. m.), Philippine currency, plus the ten percent (10%) value-added tax (VAT). The LESSEE shall deduct from the basic monthly rental of P250.00/sq. m. an amount equivalent to the five percent (5%) withholding tax, and remit the same promptly to the Bureau of Internal Revenue.

     The LESSOR shall submit to the LESSEE a billing statement for the rental within the first week of each month for which the rent and other charges are due. The LESSEE shall pay such monthly rental and charges within seven (7) days from its receipt of the billing statement.

     4. PAYMENT OF LIGHT, POWER AND UTILITIES: The LESSEE undertakes to promptly pay all charges for light, electric current, telephone and compressed air.

     The LESSEE shall pay for electricity based on actual usage as recorded by the separate electric meter, plus ten percent (10%) thereof. Charges for compressed air shall be based at the rate of Centavos Sixty per cubic meter (PO
 .60/cu. m.), and telephone on the basis of actual usage. All such charges, duly substantiated, shall be included by the LESSOR in the monthly billing statement to the LESSEE.

     5. USE OF PREMISES: The factory premises shall used by the LESSEE or by the assigned occupant of the LESSEE for production and manufacturing purposes only, or for any other activities related to or incidental to the LESSEE's business. The LEASED PREMISES may be subleased by the LESSEE to NSF RF-TECHNOLOGIES CORPORATION, provided the Sublessee agrees to be bound by the same terms and conditions as the LESSEE.

     6. IMPROVEMENTS: The LESSOR consents that the LESSEE may make any changes, alterations and improvements in the factory premises as may be necessary for its business purposes. Any and all improvements of a fixed or permanent nature introduced by the LESSEE in the factory premises (except machinery and equipment), that may not be removed without damaging the premises, shall belong to the LESSOR at the expiration or termination of the lease without need of reimbursement therefor.

     7. MAINTENANCE AND REPAIRS: The LESSOR hereby warrants that the LEASED PREMISES are in good and habitable condition and shall remain fit for their intended use during the term of this lease. The LESSEE has inspected the LEASED PREMISES and found the same to be in good and tenantable condition. The LESSEE shall cooperate with the LESSOR to keep the LEASED PREMISES in good and tenantable condition.

     The LESSOR shall be responsible for all major repairs on the LEASED PREMISES and on the water, electrical and sewage installations caused by ordinary wear and tear, except repairs due to the fault or negligence of the LESSEE, its agents, employees, guests, visitors, or Sublessee. In the event the LESSOR fails to commence major repairs it is obligated to perform hereunder within five (5) calendar days of notice from the LESSEE, the LESSEE may cause such repairs to be completed for the account of the LESSOR and the LESSOR shall pay all costs incurred by the LESSEE thereby.

     8. TAXES, INSURANCE AND PERMITS: Real estate taxes, government assessments and fire insurance charges on the LEASED PREMISES shall be for the LESSOR's account. The LESSEE shall obtain all necessary government permits and approvals for its business, and may secure its own insurance policies for its properties within the LEASED PREMISES.

     9. SALE, TRANSFER AND MORTGAGE: In the event- of sale, transfer, mortgage or any other encumbrance of the LEASED PREMISES or any part thereof, or any existing sale, transfer, mortgage or encumbrance of the same, the LESSOR shall warrant that the purchaser, mortgagee or encumbrancee shall respect all the terms and conditions of this lease contract.

     10. RETURN OF LEASED PREMISES: Upon the termination of this contract for any reason whatsoever, the LESSEE shall immediately vacate the LEASED PREMISES, and return possession thereof to the LESSOR in as good condition as when the LESSEE first took occupation of the LEASED PREMISES, ordinary wear and tear excepted, without any delay whatsoever, unless this Contract of Lease is extended upon mutual agreement of the parties.

     IN WITNESS WHEREOF, the parties hereto through their duly designated representatives have set their hands, this 10th day of December, 1998 at Makati, Metro Manila, Philippines.

MX TECHNOLOGY CORPORATION               TEMIC RF-TECHNOLOGIES
           LESSOR                       (PHILS.), INC.
                                              LESSEE

TIN: 004-187-461                        TIN: 004-641-152

By: /s/ Manuel L. Olivan                By: /s/ Martin H.J. Englmeier
    -------------------------           ----------------------------------
    MANUEL L. OLIVAN                        MARTIN HANS JOSEF ENGLMEIER


                          Signed in the presence of:


    /s/                                     /s/
-----------------------------           ----------------------------------


                                ACKNOWLEDGEMENT
                                ---------------


REPUBLIC OF THE PHILIPPINES    )
MAKATI, METRO MANILA           ) S.S.

     BEFORE ME personally appeared:


        Name                Comm. Tax Cert. No.         Date/Place Issued
----------------------      -------------------  -------------------------------

MX TECHNOLOGY CORP.             14909            2/20/98; Carmona, Cavite

MANUEL L. OLIVAN                7155118          2/22/98; Pasacao, Camarines Sur

TEMIC RF-TECHNOLOGIES
  (PHILS.), INC.                4118             6/17/98; Taguig, M. M.

MARTIN HANS JOSEF
  ENGLMEIER                     8136039848       2/01/98; Lenting, Germany
     known to me to be the same persons who executed the foregoing Contract of Lease, through their duly authorized representatives, and they acknowledged to me that the same is of their own free and voluntary act and deed.

     This instrument, consisting of seven (7) pages including the page on which this Acknowledgement appears, has been signed by the parties and their witnesses on each page thereof.

     WITNESS MY HAND AND SEAL, this 10th day of December, 1998 at Makati, Metro Manila, Philippines.


                                    /s/ Alfred Z. Pio de Roda, III
                                    ALFREDO Z. PIO DE RODA, III
                                                  NOTARY PUBLIC
                                    Until December 31, 1999
                                    PTR No. 1232414
                                    Issued at Makati, M. M.
                                    Issued on January 2, 1998
                                    TIN: 100-134-35G

Doc. No. 112;
Page No. 24;
Book No. X;
Series of 1998.

[AZP-2346 / azp#10]